UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2016
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LIFEVANTAGE CORPORATION (Exact name of registrant as specified in its charter)
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Colorado	001-35647	90-0224471
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9785 S. Monroe Street, Suite 300, Sandy, UT 84070
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (801) 432-9000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant.

Dismissal of EKS&H LLLP

On April 8, 2016, LifeVantage Corporation (the “Company”) dismissed EKS&H LLLP (“EKS&H”) as the Company’s independent registered public accounting firm. The dismissal was authorized by the Audit Committee of the Company’s Board of Directors.

The reports of EKS&H on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2015 and June 30, 2014 and the effectiveness of internal control over financial reporting as of June 30, 2015 and 2014, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the audits of the Company’s financial statements for each of the two most recent fiscal years ended June 30, 2015 and June 30, 2014 and in the subsequent interim periods through April 8, 2016, there were no disagreements with EKS&H on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of EKS&H, would have caused EKS&H to make reference to the matter in their report. In addition, during the two most recent fiscal years and the subsequent interim period through April 8, 2016, there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided EKS&H with a copy of the above disclosure and has requested that EKS&H furnish it a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter of EKS&H dated April 12, 2016 is filed as Exhibit 16.1 to this Form 8-K.

Engagement of BDO USA, LLP

Effective as of April 12, 2016, the Audit Committee of the Company’s Board of Directors engaged BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016. During the Company’s two most recent fiscal years and the subsequent interim period through April 12, 2016, neither the Company nor anyone acting on its behalf consulted with BDO USA, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or the effectiveness of internal control over financial reporting, where either a written report or oral advice was provided to the Company that BDO USA, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K. The Company will issue a press release on April 13, 2016 announcing the change in independent registered public accounting firms, a copy of which is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
16.1	Letter of EKS&H LLLP dated April 12, 2016
99.1	Press release announcing appointment of new independent auditor dated April 13, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 12, 2016	LIFEVANTAGE CORPORATION By: /s/ Beatryx Washington Name: Beatryx Washington Title: Senior Vice President Legal Affairs